SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549





                                 FORM 8-K
                              CURRENT REPORT

  Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

     Date of Report (Date of earliest event) October 12, 1999





                  ASSOCIATES FIRST CAPITAL CORPORATION
          (Exact name of registrant as specified in its charter)




            DELAWARE                              06-0876639
   (State or other jurisdiction                (I.R.S. Employer
     of incorporation)                       Identification Number)

                                  2-44197
                           (Commission File Number)


250 E. Carpenter Freeway, Irving, Texas                      75062-2729
(Address of principal executive offices)                     (Zip Code)



Registrant's telephone number, including area code (972) 652-4000

Item 5.  Other Events.

Associates First Capital Corporation announced its third quarter earnings in a news release dated October 12, 1999. A copy of the news release, financial highlights and financial supplement is attached as an Exhibit hereto and incorporated by reference herein.


Item 7.  Financial Statements and Exhibits

( c )  Exhibits

       20 -  News release by Associates First Capital Corporation dated
           October 12, 1999 with supporting financial schedules.



                                  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  ASSOCIATES FIRST CAPITAL CORPORATION





                                  By: /s/ John F. Stillo
                                     ----------------------------------
                                     Executive Vice President
                                and Comptroller



Date: October 12, 1999